Pension and other employee benefit plans	6 Months Ended
Sep. 30, 2020
Pension and other employee benefit plans
12. Pension and other employee benefit plans
The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2019 and 2020:

	Six months ended September 30,
	2019	2020
	(in millions of yen)

Service cost-benefits earned during the period	22,729	22,695
Interest costs on projected benefit obligations	2,666	2,931
Expected return on plan assets	(20,158)	(20,073)
Amortization of prior service cost (benefits)	19	205
Amortization of net actuarial loss (gain)	(3,064)	836
Special termination benefits	2,188	4,981

Net periodic benefit cost	4,380	11,575

In September 2020, based on various approvals, MHFG and certain domestic subsidiaries communicated to their employees an amendment to the defined benefit pension plans that was effective as of
October 1, 2020.
In accordance with ASC 715, “Compensation—Retirement Benefits” (“ASC 715”), any change in projected benefit obligations due to a plan amendment is required to be recognized as prior service benefits (cost) as of the amendment date. Accordingly, the MHFG Group recognized
¥73,998
million of prior service benefits for the six months ended September 30, 2020.
The total contribution of approximately ¥41 billion is expected to be paid to the pension plans during the fiscal year ending March 31, 2021. The amount has been changed from which previously disclosed in the consolidated financial statements for the fiscal year ended March 31, 2020, in order to reflect the amendment to the pension plans which is effective as of October 1, 2020. For the six months ended September 30, 2020, the total contribution of ¥25 billion has been paid to the pension plans. The additional contribution of ¥16 billion is expected to be paid during the remainder of the fiscal year ending March 31, 2021.